UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): February 28, 2006

                        Parametric Technology Corporation
             (Exact Name of Registrant as Specified in its Charter)


        Massachusetts                    0-18059                 04-2866152
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)


    140 Kendrick Street Needham, Massachusetts            02494-2714
     (Address of Principal Executive Offices)             (Zip Code)


                                 (781) 370-5000
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|   Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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                            Section 8 - Other Events


Item 8.01.  Other Events.

On February 28, 2006, Parametric Technology Corporation announced that the 2-for-5 reverse stock split of the Company's common stock approved by its stockholders at the 2005 Annual Meeting was effective on February 28, 2006, with split adjusted trading commencing at the opening of market trading.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Parametric Technology Corporation

Date: February 28, 2006             By:    /s/ Cornelius F. Moses, III
                                           ----------------------------

                                           Cornelius F. Moses, III
                                           Executive Vice President and
                                           Chief Financial Officer